UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 16, 2017, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2016 fourth quarter (14 weeks) and full year (53 weeks) ended February 3, 2017. The news release is furnished as Exhibit 99.1 hereto.

The information contained within this Item 2.02, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 7.01       REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook and certain other matters.

On March 16, 2017, the Company issued a press release announcing the Board of Directors’ March 15, 2017 declaration of a quarterly cash dividend of $0.26 per share on the Company’s outstanding common stock.  The dividend will be payable on or before April 25, 2017 to shareholders of record at the close of business on April 11, 2017.  The payment of future cash dividends is subject to the Board’s discretion and will depend upon, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant in its sole discretion.  The press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On March 16, 2017, the Company issued a press release disclosing that James W. Thorpe, Executive Vice President and Chief Merchandising Officer, has announced his intention to resign from the Company effective April 15, 2017.  The press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information contained within this Item 7.01, including the information in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of businesses acquired.  N/A

(b)       Pro forma financial information.  N/A

(c)       Shell company transactions.  N/A

(d)       Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 16, 2017	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued March 16, 2017 regarding financial results for the fiscal 2016 fourth quarter and full year ended February 3, 2017

99.2	News release issued March 16, 2017 regarding James W. Thorpe